                            STOCK PURCHASE WARRANT
                            ----------------------


       This STOCK PURCHASE WARRANT ("Warrant") is issued this 16th day of April, 1999, by M2Direct, Inc., a Georgia corporation (the "Company"), to The Provident Bank, Cincinnati, Ohio ("Provident"), an Ohio corporation (Provident and any subsequent assignee or transferee hereof are hereinafter referred to collectively as "Holder" or "Holders").

                                   AGREEMENT:

       1.   Issuance of Warrant; Term. For and in consideration of Provident's
            -------------------------
entering into that certain Agreement Regarding Flights IV and V dated the date of this Warrant, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase One Hundred Thousand (100,000) shares of the Company's common stock (the "Common Stock"). (Provident acknowledges that the Company offered Provident 100,000 shares of Common Stock but that Provident elected, pursuant to its customary policy, to receive this Warrant instead.) The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares." This Warrant shall be exercisable at any time and from time to time from the date hereof until April 16, 2004 (the "Expiration Date").

       2.   Exercise Price. The exercise price (the "Exercise Price") per share
            --------------
for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be One Cent ($.01), subject to adjustment as provided below.

       3.   Exercise.
            --------

            (a) This Warrant may be exercised by the Holder hereof (but only on the conditions hereinafter set forth) in whole or in part, upon delivery of written notice of intent to exercise to the Company in the manner and at the address of the Company set forth below, together with this Warrant and payment to the Company of the aggregate Exercise Price of the Shares so purchased. The Exercise Price shall be payable, at the option of the Holder, (i) by certified or bank check or (ii) by the surrender of a portion of this Warrant where the Shares subject to the portion of this Warrant that is surrendered have a fair market value equal to the aggregate Exercise Price. In the absence of an established public market for the Common Stock, the Company's board of directors shall establish fair market value in a commercially reasonable manner. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by such Holder. If this Warrant shall be exercised with respect to fewer than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

            (b) Notwithstanding Section 3(a), in no event shall Holder be entitled to exercise this Warrant to the extent that after such exercise, the sum of (1) the number of shares of Common Stock beneficially owned and through Holder (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrant), and (2) the number of shares of Common Stock issuable upon the exercise of the Warrant, would result in beneficial ownership by Holder of more than 4.99% of the outstanding shares of Common Stock. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with
       Section 13(d) of the Securities Exchange Act of 1934 (as amended), except as otherwise provided in clause (1) of such sentence.

       4.   Covenants, Representations, and Conditions. The above provisions
            ------------------------------------------
 are subject to the following:

            (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended ("Securities Act"), or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be sold or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws. Transfer of the Shares shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

                   THE SHARES OF COMMON STOCK REPRESENTED
                   BY THIS CERTIFICATE HAVE NOT BEEN
                   REGISTERED UNDER THE SECURITIES ACT OF
                   1933, AS AMENDED (THE "ACT"), OR ANY
                   APPLICABLE STATE SECURITIES LAW AND MAY
                   NOT BE TRANSFERRED UNTIL (I) A REGISTRATION
                   STATEMENT UNDER THE ACT AND SUCH APPLICABLE
                   STATE SECURITIES LAWS SHALL HAVE BECOME
                   EFFECTIVE WITH REGARD THERETO, OR (II) IN THE
                   OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY,
                   REGISTRATION UNDER SUCH SECURITIES ACTS AND
                   SUCH APPLICABLE STATE SECURITIES LAWS IS NOT
                   REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

       The Holder hereof and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws.

            (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

       5.   Transfer of Warrant. Subject to the provisions of Section 4 hereof,
            -------------------
this Warrant may be transferred, in whole or in part, to any person or business entity, by presentation of the Warrant to the Company with written instructions for such transfer. Upon such presentation for transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses incurred by it in connection with the preparation, issuance, and delivery of Warrants under this Section.

       6.   Warrant Holder Not Shareholder; Rights Offering; Preemptive Rights.
            ------------------------------------------------------------------
Except as otherwise provided herein, this Warrant does not confer upon the Holder, as such, any right whatsoever as a shareholder of the Company. Notwithstanding the foregoing, if the Company should offer to all of the Company's shareholders the right to purchase any securities of the Company, then all shares of Common Stock that are subject to this Warrant shall be deemed to be outstanding and owned by the Holder and the Holder shall be entitled to participate in such rights offering. The Company shall not grant any preemptive rights with respect to any of its capital stock without the prior written consent of the Holder.

       7.   Adjustments for Issue or Sale of Common Stock at Less Than Fair
            ---------------------------------------------------------------
Market Value. If the Company shall issue or sell shares of its Common Stock for
------------
a consideration per share less than the fair market value thereof, then and in each such case the holder of this Warrant, upon the exercise hereof, shall be entitled to receive, in lieu of the shares of Common Stock theretofore receivable upon the exercise of this Warrant a number computed as follows:

            Where A = the number of such additional shares of Common Stock so issued as contemplated by this Section

            and

            W = the number of shares receivable upon the exercise of this Warrant immediately prior to the issuance of the additional shares of Common Stock

            and

            C = the number of shares of Common Stock outstanding immediately prior to the issuance of the additional shares of Common Stock

            and

            Y = the number of shares of Common Stock that the aggregate consideration for the total number of such additional shares of Common Stock so issued as contemplated by this Section would purchase at the fair market value at the time of issuance of the additional shares

            and

            X = the number of shares receivable upon the exercise of the Warrant after the issuance of the additional shares, which shall be computed by the following formula:

                                        [ (C + W + ]
                    X = W multiplied by [ (C + W + ]


       and, the Exercise Price shall be proportionally decreased so that the
       ---
total purchase price for X is equal to the total purchase price for W;

       For the purposes of this Section, the date as of which the fair market value for the issuance of the additional shares shall be computed shall be the date on which the Company shall enter into a firm contract (including the granting of stock options and the issuance of warrants and other convertible securities) at a fixed price for the issuance of such additional shares of outstanding Common Stock. In the absence of an established public market for the Common Stock, the Company's board of directors shall establish fair market value in a commercial reasonable manner.

       8.   Adjustment upon Changes in Stock.
            --------------------------------

            (a) If all or any portion of this Warrant shall be exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event, occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate Exercise Price, the aggregate number and class of shares of Common Stock which the Holder is entitled to receive on exercise hereof shall be adjusted in such a manner so as to protect the Holder against the effect of such stock split, stock dividend, recapitalization, combination of shares, or other similar event. If any adjustment under this subsection would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this subsection, the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

            (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company, or other similar event, occurring after the date hereof, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, or the holders of Common Stock are entitled to receive cash or other property, then the Holder exercising this Warrant shall receive, for the aggregate Exercise Price, the aggregate number and class of shares, cash or other property of Common Stock which the Holder is entitled to receive on exercise hereof shall be adjusted in such a manner so as to protect the Holder against the effect of such merger, consolidation, exchange of shares, separation, reorganization or liquidation, or other similar event. If any adjustment under this subsection would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this subsection, the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

       9.   Certain Notices. In case at any time the Company shall propose to:
            ---------------

            (a)    declare any cash dividend upon its Common Stock;

            (b) declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

            (c) offer for subscription to the holders of any of its Common Stock any additional shares of stock in any class or other rights;

            (d) reorganize, or reclassify the capital stock of the Company, or consolidate, merge or otherwise combine with, or sell all or substantially all of its assets to, another corporation;

            (e) voluntarily or involuntarily dissolve, liquidate or wind up the affairs of the Company; or

            (f) redeem or purchase any shares of its capital stock or securities convertible into its capital stock;

       then, in any one or more of said cases, the Company shall give to the Holder of the Warrant, by certified or registered mail, (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause (ii) shall specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

       10.  Article and Section Headings. Numbered and titled article and
            ----------------------------
section headings are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Warrant.

       11.   Notice. Any and all notices, elections or demands permitted or
             ------
required to be made under this Warrant shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purposes of this
Warrant:

The Address of Holder is:          Provident Bank
                                   One East Fourth Street
                                   Cincinnati, Ohio  45202
                                   Attn:  ___________________

                                   with a copy to:

The Address of Company is:         M2Direct, Inc.
                                   4830 West Kennedy Blvd.
                                   Suite 920
                                   Tampa, Florida  33609
                                   Attention: John P. Kelly
                                   Telecopy No.: (813) 289-5336
with a copy to:                    Charles D. Vaughn, Esq.
                                   Nelson Mullins Riley & Scarborough, L.L.P.
                                   999 Peachtree Street, Suite 1400
                                   Atlanta, Georgia  30309
                                   Telecopy No.:  (404) 817-6050

       12.  Severability. If any provisions(s) of this Warrant or the
            ------------
application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Warrant and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

       13.  Entire Agreement. This Warrant between the Company and Holder
            ----------------
represents the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

       14.  Governing Law and Amendments. This Warrant shall be construed and
            ----------------------------
enforced under the laws of the State of Georgia applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

       15.  Counterparts. This Warrant may be executed in any number of
            ------------
counterparts and by different parties to this Warrant in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute the same Warrant.

       IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                               COMPANY:
                               -------

                               M2DIRECT, INC., a Georgia corporation


                               By: /s/ John P. Kelly
                                   ------------------------------------
                                   Title:
                                          -----------------------------

                               HOLDER:
                               ------

                               THE PROVIDENT BANK, an Ohio corporation


                               By: /s/ Robert M. Molter
                                   ------------------------------------
                                   Title: Senior Vice President
                                          -----------------------------